UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 17, 2020

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 16th Street, Suite 300, Denver, CO 80202

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934: None

Item 1.01. Entry into a Material Definitive Agreement.

On January 17, 2020, Real Goods Solar, Inc. (the “Company”) entered into a First Amendment to Dealer-Manager Agreement (the “Amendment”) with Advisory Group Equity Services, Ltd. d/b/a RHK Capital (“RHK Capital”) to amend the terms of the Dealer-Manager Agreement originally entered into on November 15, 2019 (the “Dealer-Manager Agreement”) to extend the stand-by placement period described therein until November 18, 2020.

As contemplated by the Dealer-Manager Agreement, RHK Capital will act as placement agent and use its commercially reasonable efforts to place the unsubscribed shares of Series 1 Preferred Stock remaining after the Company’s recently completed rights offering during the stand-by placement period. RHK Capital is not acting as an underwriter, and no assurance can be given that any unsubscribed shares of Series 1 Preferred Stock will be sold during this stand-by placement period.

A copy of the Amendment is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On January 17, 2020, the Company entered into a Subscription Agent and Escrow Agreement with Continental Stock Transfer & Trust Company pursuant to which Continental Stock Transfer & Trust Company will serves as the subscription and escrow agent during the stand-by placement period described above. Under the Subscription Agent and Escrow Agreement, the Company will pay Continental Stock Transfer & Trust Company a fee of $25,000 for the period ending on February 29, 2020 and $2,500 for each subsequent month. The Company will also reimburse Continental Stock Transfer & Trust Company for reasonable out-of-pocket expenses. The Subscription and Escrow Agent Agreement contains customary indemnification and limitation of liability provisions. A copy of the Subscription and Escrow Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	First Amendment to Dealer-Manager Agreement, dated January 17, 2020, by and between Real Goods Solar, Inc. and Advisory Group Equity Services Ltd., d/b/a RHK Capital.

99.1	Subscription Agent and Escrow Agreement, dated January 17, 2020, by and between Real Goods Solar, Inc. and Continental Stock Transfer & Trust Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Dennis Lacey
Dennis Lacey
Chief Executive Officer

Date: January 23, 2020